Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of February 21, 2008

to

CREDIT AGREEMENT

Dated as of June 19, 2007

THIS AMENDMENT NO. 1 (“Amendment”) is made as of February 21, 2008 by and among Tennant Company (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of June 19, 2007 by and among the Borrower, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Foreign Currency Sublimit” set forth in Section 1.01 of the Credit Agreement is amended to delete the reference to “$75,000,000” therein and to substitute “at any time, an amount equal to the Aggregate Commitment at such time” therefor.

(b) The definition of “Foreign Subsidiary Borrower Sublimit” set forth in Section 1.01 of the Credit Agreement is amended to delete the reference to “$50,000,000” therein and to substitute “$100,000,000” therefor.

(c) Clause (c) of Section 6.01 of the Credit Agreement is amended and restated in its entirety as follows:

(c)           Indebtedness of the Company to any Subsidiary and of any Subsidiary to the Company or any other Subsidiary; provided that Indebtedness of any Subsidiary that is not a Loan Party to any Loan Party shall be subject to the limitations set forth in Section 6.04(c);
CH1 4130434v.5

(d) Clause (h) of Section 6.01 of the Credit Agreement is amended and restated in its entirety as follows:

(h)           Indebtedness of Foreign Subsidiaries in an aggregate principal amount not exceeding $15,000,000 at any time outstanding;

(e) Clause (c) of Section 6.04 of the Credit Agreement is amended and restated in its entirety as follows:

(c)           investments, loans or advances made by the Company in or to any Subsidiary and made by any Subsidiary to the Company or any other Subsidiary (provided that not more than $50,000,000 in investments, loans or advances or capital contributions may be made and remain outstanding, during the term of this Agreement, by any Loan Party to a Subsidiary which is not a Loan Party);

(f) Each reference to “Secured Obligations” set forth in the Credit Agreement is amended to instead be a reference to “Obligations”.

2. Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (b) the Company shall have paid to the Administrative Agent, for the account of each Lender which delivers its executed signature page hereto by such time as is requested by the Administrative Agent, an amendment fee in an amount equal to $2,500 for each such Lender and (c) the Company shall have paid all fees and expenses of the Administrative Agent and its affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents.

3. Representations and Warranties of the Company.  The Company hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

TENNANT COMPANY,
as the Company

By:_____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

Signature Page to Amendment No. 1
Tennant Company
Credit Agreement dated as of June 19, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually as a Lender, as Swingline Lender, as Issuing Bank and as Administrative Agent

By:_____________________________________

Name:

Title:

Signature Page to Amendment No. 1
Tennant Company
Credit Agreement dated as of June 19, 2007

BANK OF AMERICA, N.A., individually as a Lender and as Co-Syndication Agent

By:_____________________________________

Name:

Title:

Signature Page to Amendment No. 1
Tennant Company
Credit Agreement dated as of June 19, 2007

BMO CAPITAL MARKETS FINANCING, INC., individually as a Lender and as Co-Documentation Agent

By:_____________________________________

Name:

Title:

Signature Page to Amendment No. 1
Tennant Company
Credit Agreement dated as of June 19, 2007

U.S. BANK NATIONAL ASSOCIATION, individually as a Lender and as Co-Documentation Agent

By:_____________________________________

Name:

Title:

Signature Page to Amendment No. 1
Tennant Company
Credit Agreement dated as of June 19, 2007

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:_____________________________________

Name:

Title:

Signature Page to Amendment No. 1
Tennant Company
Credit Agreement dated as of June 19, 2007

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of June 19, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Tennant Company (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of February 21, 2008 (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.   Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  February 21, 2008

[Signature Page Follows]

TENNANT SALES AND SERVICE COMPANY By:___________________________________ Name: Title:

Signature Page to Consent and Reaffirmation to Amendment No. 1
Tennant Company
Credit Agreement dated as of June 19, 2007